UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2020

E-WASTE CORP.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-180251 (Commission File Number)	45-4390042 (I.R.S. Employer Identification No.)

610 Jones Ferry Road, Suite 207 Carrboro, NC (Address of principal executive offices)	27510 (Zip Code)

Registrant’s telephone number, including area code: (919) 933-2720

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Definitive Material Agreement.

On October 14, 2020, E-Waste Corp., a Florida corporation (the “Company”), sold an aggregate of 1,000,000 shares (the “Shares”) of the Company’s common stock, with a par value of $0.0001 per share (“Common Stock”), to two “accredited investors” (each, a “Subscriber”), for gross cash proceeds to the Company of $50,000 (the “Purchase Price”), pursuant to the terms of a Subscription Agreement between the Company and each of the Subscribers (each, a “Subscription Agreement”). The Company intends to utilize the net proceeds from the sales for working capital and general corporate purposes.

The foregoing description of the Subscription Agreement is not complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report regarding the issuance of the Shares is incorporated herein by reference in response to this Item 3.02.

The Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D promulgated thereunder. At the time of their issuance, the Shares were deemed to be restricted securities for purposes of the Securities Act and the certificates representing the Shares shall bear legends to that effect.

Item 8.01	Other Events.

As of October 14, 2020, 3,000,000 shares of the Company’s Common Stock previously held by John Maute were cancelled and returned to the Company’s number of authorized and unissued shares of Common Stock.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2020

	By:	/s/ John D. Rollo
	Name:	John D. Rollo
	Title:	Chief Executive Officer